
     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 4, 1998
                                                      REGISTRATION NO. 333-25701
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                        DIGITAL GENERATION SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
                   CALIFORNIA                                       94-3104772
            (STATE OF INCORPORATION)                    (IRS EMPLOYER IDENTIFICATION NO.)

                               875 BATTERY STREET
                        SAN FRANCISCO, CALIFORNIA 94111
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                             1992 STOCK OPTION PLAN
                            (FULL TITLE OF THE PLAN)
                            ------------------------

                               HENRY W. DONALDSON
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                        DIGITAL GENERATION SYSTEMS, INC.
                               875 BATTERY STREET
                        SAN FRANCISCO, CALIFORNIA 94111
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 (415) 276-6600
         (TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------

                                    COPY TO:

                             JOHN B. GOODRICH, ESQ.
                        WILSON SONSINI GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION
                               650 PAGE MILL ROAD
                        PALO ALTO, CALIFORNIA 94304-1050

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                        CALCULATION OF REGISTRATION FEE

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
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           TITLE OF                   AMOUNT                PROPOSED                PROPOSED
        SECURITIES TO                  TO BE            MAXIMUM OFFERING       MAXIMUM AGGREGATE          AMOUNT OF
        BE REGISTERED               REGISTERED          PRICE PER SHARE          OFFERING PRICE       REGISTRATION FEE
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Common Stock 1992 Stock Option
  Plan........................        500,000               (1)$2.91               $1,453,125              $428.67
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          TOTALS..............        500,000                  $2.91               $1,453,125              $428.67
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(1) Estimated in accordance with Rule 457(h) solely for the purpose of calculating the amount of the registration fee on the basis of 100% of the average of the high and low price reported in the Nasdaq National Market on
    July 31, 1998.

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

     The contents of the registrant's Registration Statement on Form S-8
(Registration No. 333-25701), filed by the registrant with the Securities and Exchange Commission on April 23, 1997, relating to the registrant's 1992 Stock
Option Plan is incorporated by reference herein.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INFORMATION INCORPORATED BY REFERENCE.

     There are hereby incorporated by reference in this registration statement the following documents and information heretofore filed by the registrant with the Securities and Exchange Commission:

          1. The registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, filed with the Securities and Exchange Commission on March 31, 1998 pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          2. The registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, filed with the Securities and Exchange Commission on May 15, 1998 pursuant to Section 13(a) of the Exchange Act.

          3. The registrant's Current Report on Form 8-K, filed with the
     Securities and Exchange Commission on January 26, 1998 pursuant to Section
     13(a) of the Exchange Act.

          4. The description of the registrant's Common Stock contained in the registrant's Registration Statement on Form 8-A, filed on January 25, 1996 with the Securities and Exchange Commission pursuant to Section 12 of the Exchange Act, including any amendment or report filed for the purpose of updating such description.

     All documents subsequently filed by the registrant pursuant to Sections
13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this registration statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be part hereof from the date of filing such documents.

ITEM 8. EXHIBITS.

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
     4.1  1992 Stock Option Plan
     5.1  Opinion of Wilson Sonsini Goodrich & Rosati, Professional
          Corporation
    23.1  Consent of Arthur Andersen LLP
    23.2  Consent of Wilson Sonsini Goodrich & Rosati, Professional
          Corporation (contained in Exhibit 5.1)
    24.1  Power of Attorney (see page 5)

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, on June 29, 1998.

                                          DIGITAL GENERATION SYSTEMS, INC.

                                          By:     /s/ PAUL W. EMERY, II
                                            ------------------------------------
                                                     Paul W. Emery, II
                                             Vice President and Chief Financial
                                                           Officer

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

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Henry W. Donaldson and Paul W. Emery, II, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of such attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

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
              SIGNATURE                                 TITLE                       DATE
              ---------                                 -----                       ----

/s/ HENRY W. DONALDSON                  President, Chief Executive Officer and  June 29, 1998
--------------------------------------  Director (Principal Executive Officer)
Henry W. Donaldson

/s/ PAUL W. EMERY II                    Chief Financial Officer (Principal      June 29, 1998
--------------------------------------  Financial and Accounting Officer)
Paul W. Emery, II

/s/ KEVIN R. COMPTON                    Director                                June 30, 1998
--------------------------------------
Kevin R. Compton

/s/ JEFFREY M. DRAZAN                   Director                                June 30, 1998
--------------------------------------
Jeffrey M. Drazan

/s/ RICHARD H. HARRIS                   Director                                June 30, 1998
--------------------------------------
Richard H. Harris

/s/ LAWRENCE D. LENIHAN, JR.            Director                                 July 7, 1998
--------------------------------------
Lawrence D. Lenihan, Jr.

/s/ LEONARD S. MATTHEWS                 Director                                June 30, 1998
--------------------------------------
Leonard S. Matthews
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